EXHIBIT 32.1

SECTION 906 CERTIFICATION

In connection with the Annual Report of Nuvilex, Inc. on Form 10-K/A for the period ending April 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert F. Ryan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Robert F. Ryan Robert F. Ryan Chief Executive Officer (Principal Executive Officer On behalf of the Registrant) Date: April 26, 2011

EXHIBIT 32.2

SECTION 906 CERTIFICATION

In connection with the Annual Report of Nuvilex, Inc. on Form 10-K/A for the period ending April 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patricia Gruden, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Patricia Gruden Patricia Gruden, Interim Chief Financial Officer (Interim Principal Financial Officer) Date: April 26, 2011